Exhibit 99.2

SECOND QUARTER 2004

Supplemental Operating and Financial Data

All dollar amounts shown in this report are unaudited,
except for the December 31, 2003 Consolidated Balance Sheet.

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy securities of Equity Office. Any offers to sell or solicitations to buy securities of Equity Office shall be made only by means of a prospectus approved for that purpose.

Equity Office Properties Trust

June 30, 2004

Equity Office Properties Trust

Corporate Data

June 30, 2004

Equity Office Properties Trust
June 30, 2004

Equity Office

The use of the word “Equity Office” refers to Equity Office Properties Trust and its subsidiaries, including EOP Partnership, except where the context otherwise requires. Equity Office is the country’s largest publicly traded owner and manager of office properties based upon equity market capitalization and square footage. At June 30, 2004, Equity Office had a national office portfolio of 683 office buildings comprising 122.9 million square feet in 18 states and the District of Columbia. Equity Office owned buildings in 27 markets and in 123 submarkets, enabling it to provide premium office space for a wide range of local, regional and national customers.

Equity Office employs approximately 2,400 employees who provide real estate management, leasing, legal, financial and accounting, acquisition, disposition and marketing expertise throughout the country.

Senior Unsecured Debt Ratings as of August 2, 2004
Moody’s:	Baa2
Standard & Poors:	BBB+
Fitch:	BBB+

Office Portfolio Weighted Average Occupancy (a) (b)
Occupied	86.3%
Leased	88.4%

		Based on Property Net
	Based on	Operating Income from
Office Portfolio Concentration (a) (b)	Square Footage	Continuing Operations
CBD	42.1%	46.8%
Suburban	57.9%	53.2%

		% of Property Net
	% of	Operating Income
	Office Portfolio	from Continuing
Top 10 Markets (a) (b)	Square Feet	Operations
Boston	10.2%	13.4%
San Francisco	8.9%	11.6%
San Jose	7.1%	10.3%
New York	4.1%	8.6%
Los Angeles	6.2%	7.0%
Seattle	8.1%	6.9%
Chicago	9.1%	6.4%
Washington, D.C.	5.2%	5.9%
Atlanta	6.2%	4.4%
Orange County	4.8%	4.2%

	69.8%	78.7%

(a)	As of June 30, 2004.

(b)	Includes consolidated and unconsolidated office properties.

Quarterly Highlights

Equity Office repaid $450 million of unsecured notes and approximately $29.5 million of mortgage debt during the second quarter of 2004.

Equity Office issued $45 million of variable rate unsecured notes at LIBOR plus 77.5 basis points due May 2014.

Equity Office settled $500 million of forward-starting interest rate swaps and recognized an approximate $24.0 million gain. The swaps were entered into in 2003 to hedge an anticipated unsecured note offering which did not occur.

Equity Office launched a new program allowing for the issuance of up to $500 million of unsecured medium-term notes for sale to retail investors through licensed brokers ("EOP InterNotes"). As of June 30, 2004, Equity Office had issued approximately $4.3 million of fixed interest rate EOP InterNotes with coupon rates ranging from 4.75% to 5.25%. The maturity dates range from four to six years. Including all offering expenses, the effective rates of the EOP InterNotes issued range from 4.95% to 5.44%.

Equity Office filed a registration statement with the SEC, which was declared effective by the SEC, for the issuance of up to $3.0 billion of debt securities and debt warrants.

Equity Office acquired American Center, which consists of two office buildings, for approximately $60.5 million. The office property is located in Tysons Corner, VA and consists of approximately 328,741 square feet.

Equity Office disposed of 38 industrial properties, consisting of approximately 2.3 million square feet for approximately $201.6 million. Equity Office also disposed of four office properties, consisting of approximately 449,593 square feet for approximately $48.4 million. In addition, Equity Office sold one vacant land parcel for approximately $5.5 million. The properties disposed of were:

Property	Location	# of Buildings	Square Feet
Industrial Properties:
48571 Milmont Drive	Fremont, CA	1	64,000
Hayward Business Park	Hayward, CA	8	630,944
Huntwood Business Center	Hayward, CA	3	176,056
Bay Center Business Park I	Hayward, CA	5	148,665
Fremont Bayside	Fremont, CA	2	103,920
Fremont Commerce Center I & II	Fremont, CA	3	269,983
Fremont Commerce Center III	Fremont, CA	1	64,000
2905-2909 Stender Way	Santa Clara, CA	1	51,150
Kifer Road Warehouse	San Jose, CA	4	287,300
Montague Industrial Center	San Jose, CA	6	315,600
Charcot Business Park	San Jose, CA	4	163,932

		38	2,275,550

Office Properties:
125 Perimeter Center	Atlanta, GA	1	213,112
Fidelity Plaza	Sacramento, CA	2	76,628
Shelton Pointe	Shelton, CA	1	159,853

		4	449,593

Land Parcels:
City North Land	Orange County, CA	N/A	N/A

Subsequent Events

In July 2004, the following transactions occurred:

Equity Office repaid approximately $209.1 million of mortgage debt on the Worldwide Plaza office property. This property is now an unencumbered asset.

Equity Office received approximately $32.1 million in connection with the sale of its investment in the preferred shares of CT Convertible Trust I.

Equity Office obtained a $500 million bridge revolving credit facility that matures in July 2005. The credit facility bears interest at LIBOR plus 65 basis points and has an annual facility fee of 15 basis points.

Equity Office and a pre-existing joint venture partner acquired Colorado Center, a six building office complex consisting of approximately 1.1 million square feet in Santa Monica, California, for a purchase price of approximately $443.6 million. Equity Office owns 50% of the joint venture asset. Equity Office’s net share of the purchase price was approximately $221.8 million.

Equity Office issued approximately $17.6 million of fixed interest rate EOP InterNotes with coupon rates ranging from 3.7% to 5.15%. The maturity dates range from three to six and a half years.

Equity Office Properties Trust
June 30, 2004

Board of Trustees
Samuel Zell	James D. Harper, Jr.	Sheli Z. Rosenberg
Chairman of the Board of Trustees	Trustee	Trustee

Thomas E. Dobrowski	Richard D. Kincaid	Edwin N. Sidman
Trustee	Trustee	Trustee

William M. Goodyear	David K. McKown	Jan H.W.R. van der Vlist
Trustee	Trustee	Trustee

Executive Officers
Richard D. Kincaid	Stanley M. Stevens
Chief Executive Officer and	Executive Vice President,
President	Chief Legal Counsel and Secretary

Jeffrey L. Johnson	Marsha C. Williams
Executive Vice President and	Executive Vice President and
Chief Investment Officer	Chief Financial Officer

Lawrence J. Krema	Robert J. Winter, Jr.
Executive Vice President —	Executive Vice President —
Human Resources and Communications	Development and Portfolio Management

Peyton H. Owen, Jr.
Executive Vice President and
Chief Operating Officer

Equity Research Coverage
Art Havener / David AuBuchon	David Fick / Ken Weinberg	James Sullivan / Jamie Feldman
A.G. Edwards & Sons, Inc.	Legg Mason Wood Walker	Prudential Securities
314.955.3436 / 314.955.5452	410.454.5018 / 410.454.5175	212.778.2515 / 212.778.1724

Ross Smotrich / Mike Marron	David Shulman / David Harris	Paul Puryear / William Crow
Bear, Stearns & Co.	Lehman Brothers, Inc.	Raymond James & Associates, Inc.
212.272.8046 / 212.272.7424	212.526.3413 / 212.526.1790	727.567.2253 / 727.567.2594

Lou Taylor / John Perry	Steve Sakwa / Brian Legg	Jay Leupp / David Copp
Deutsche Banc Alex Brown	Merrill Lynch & Company, Inc.	RBC Capital Markets
212.250.4912 / 212.250.5182	212.449.0335 / 212.449.1153	415.633.8588 / 415.633.8558

Kevin Lampo	Greg Whyte / David Cohen	Jonathan Litt / Gary Boston
Edward D. Jones & Company	Morgan Stanley Dean Witter & Co., Inc.	Salomon Smith Barney, Inc.
314.515.5253	212.761.6331 / 212.761.8564	212.816.0231 / 212.816.1383

David Loeb / Gustayo Sarago		Keith Mills / Sri Nagarajan
Friedman, Billings, Ramsey & Co.		UBS Warburg
703.469.1289 / 703.649.1042		212.713.3098 / 212.719.6244

Carey Callaghan
The Goldman Sachs Group
212.902.4351

John Lutzius / Liz Dhillon
Green Street Advisors
949.640.8780

Tony Paolone / Mike Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689

Any opinions, estimates, forecasts or predictions regarding Equity Office’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Equity Office or its management. Equity Office does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations
Two North Riverside Plaza	EOP	Equity Office Properties Trust
Suite 2100		Two North Riverside Plaza, Suite 2100
Chicago, IL 60606	Stock Exchange Listing	Chicago, IL 60606
312.466.3300	New York Stock Exchange	Telephone: 312.466.3300
Fax: 312.930.4486

Contact	Information Requests
Diane M. Morefield	To request an Investor Relations package,
Senior Vice President —	annual report, or to be added to our email list,
Investor Relations	please contact:
Telephone: 312.466.3286
InvestorRelations@equityoffice.com	Tina Royse at 312.466.3924
tina_royse@equityoffice.com

Toll free within Canada and the United States:
800.692.5304

Tentative Conference Call Date
3rd Qtr 2004	November 2, 2004

Equity Office Properties Trust
Financial Highlights
June 30, 2004

Equity Office Properties Trust
Key Data

	As of or for the three months ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
Earnings Per Share	(Dollars in thousands, except per share data)
Net income available to common shareholders — basic	$0.25	$0.16	$0.51	$0.28	$0.37
Net income available to common shareholders — diluted	$0.25	$0.16	$0.50	$0.28	$0.37
Market Value of Common Equity
Total Common Shares and Units	450,680,152	452,110,571	449,492,618	448,794,666	448,716,179
Common Share price at the end of the period	$27.20	$28.89	$28.65	$27.53	$27.01

Market value of common equity	$12,258,500	$13,061,474	$12,877,964	$12,355,317	$12,119,824

Common Shares and Units
Common Shares outstanding	402,411,561	403,346,444	400,460,388	399,469,098	399,263,583
Units outstanding	48,268,591	48,764,127	49,032,230	49,325,568	49,452,596

Total Common Shares and Units outstanding	450,680,152	452,110,571	449,492,618	448,794,666	448,716,179

Weighted average Common Shares and Units outstanding — basic	449,245,505	448,652,065	447,378,171	446,750,227	450,216,263
Weighted average Common Shares, Units and dilutive potential common shares — diluted	450,533,841	451,142,921	449,600,540	448,805,388	452,010,570
Common Share Price and Dividends
At the end of the period	$27.20	$28.89	$28.65	$27.53	$27.01
High during period	$29.20	$30.39	$29.30	$28.20	$27.92
Low during period	$23.90	$27.81	$26.99	$26.46	$25.52
Common dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50

Building Square Footage Roll Forward
	Office Properties		Industrial Properties
Properties owned as of:	Buildings	Square Feet	Buildings	Square Feet
December 31, 2003	684	122,254,925	75	5,750,859
Consolidation of Sun America Center	1	780,063	—	—
Dispositions	(1)	(118,172)	—	—
Developments placed in service	1	114,955	—	—
Building remeasurements	—	1,501	—	1,875

March 31, 2004	685	123,033,272	75	5,752,734
Acquisitions	2	328,741	—	—
Dispositions	(4)	(449,593)	(38)	(2,275,550)
Building Remeasurements	—	23,979	—	—

June 30, 2004	683	122,936,399	37	3,477,184

	As of or for the three months ended
	6/30/04	3/31/04	12/31/03	9/30/03	6/30/03
	(Dollars in thousands, except per share data)
Selected Operating Data — Continuing Operations
Total revenues	$795,533	$790,477	$820,933	$782,938	$780,630
Deferred rental revenue	22,959	21,608	22,202	19,817	18,952
Lease termination fees (a)	8,595	22,767	26,967	15,846	10,026
Capitalized interest	1,633	2,030	3,072	2,218	1,201
Scheduled principal payments for consolidated debt	12,908	12,073	10,988	10,710	10,518
Portfolio Statistics (including unconsolidated joint ventures)
Office buildings	683	685	684	709	721
Total office square footage	122,936,399	123,033,272	122,254,925	124,931,844	124,134,404
Office occupancy at end of quarter	86.3%	86.1%	86.3%	86.3%	87.1%
Industrial properties	37	75	75	75	76
Total industrial square footage	3,477,184	5,752,734	5,750,859	5,750,859	5,907,459
Industrial occupancy at end of quarter	88.1%	85.7%	86.6%	85.1%	84.7%
Corporate and property operating general and administrative expense
Corporate general and administrative expense	$13,709	$11,309	$17,807	$13,515	$17,655
Property operating general and administrative expense	23,839	25,260	23,731	23,775	22,110

Total corporate and property operating general and administrative expense	$37,548	$36,569	$41,538	$37,290	$39,765

Corporate general and administrative expense as a percentage of total revenues	1.7%	1.4%	2.2%	1.7%	2.3%
Property operating general and administrative expense as a percentage of total revenues	3.0%	3.2%	2.9%	3.0%	2.8%

(a)  These amounts include Equity Office's share of lease termination fees from unconsolidated joint ventures and exclude discontinued operations.

Equity Office Properties Trust
Consolidated Statements of Operations
(Unaudited)

	For the three months ended June 30,		For the six months ended June 30,
	2004	2003	2004	2003
	(Dollars in thousands, except per share amounts)
Revenues:
Rental	$639,023	$627,276	$1,269,519	$1,256,467
Tenant reimbursements	109,683	107,741	211,800	209,500
Parking	29,229	27,968	58,135	54,527
Other	13,749	14,119	39,648	33,658
Fee income	3,849	3,526	6,909	8,462

Total revenues	795,533	780,630	1,586,011	1,562,614

Expenses:
Depreciation	170,824	155,878	339,387	309,268
Amortization	18,681	14,813	36,303	29,013
Real estate taxes	100,869	89,726	184,660	178,511
Insurance	9,037	6,380	19,048	12,385
Repairs and maintenance	83,464	78,727	162,787	156,568
Property operating	102,023	101,185	208,312	197,675
Ground rent	5,050	4,870	10,396	9,466
Corporate general and administrative	13,709	17,655	25,018	31,157

Total expenses	503,657	469,234	985,911	924,043

Operating income	291,876	311,396	600,100	638,571

Other income / (expense):
Interest / dividend income	2,410	3,666	3,730	6,893
Realized gain on settlement of derivatives and sale of marketable securities	24,016	—	24,016	8,143
Interest:
Expense incurred	(208,970)	(206,492)	(414,401)	(411,703)
Amortization of deferred financing costs and prepayment expenses	(2,177)	(2,091)	(4,348)	(3,783)

Total other income / (expense)	(184,721)	(204,917)	(391,003)	(400,450)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	107,155	106,479	209,097	238,121
Income taxes	(1,355)	(1,574)	(1,092)	(2,570)
Minority Interests:
EOP Partnership	(12,110)	(18,527)	(20,059)	(35,841)
Partially owned properties	(2,341)	(1,841)	(4,907)	(4,347)
Income from investments in unconsolidated joint ventures	14,739	20,946	30,457	41,710

Income from continuing operations	106,088	105,483	213,496	237,073
Discontinued operations (including net gain on sales of real estate of $1,927, $44,448, $4,122, and $51,725, respectively)	3,420	59,773	7,748	85,361

Income before cumulative effect of a change in accounting principle	109,508	165,256	221,244	322,434
Cumulative effect of a change in accounting principle	—	—	(33,697)	—

Net income	109,508	165,256	187,547	322,434
Preferred distributions	(8,944)	(15,395)	(21,692)	(30,856)

Net income available to common shareholders	$100,564	$149,861	$165,855	$291,578

Earnings per share — basic:
Income from continuing operations per share	$0.24	$0.24	$0.47	$0.53

Net income available to common shareholders per share	$0.25	$0.37	$0.41	$0.72

Weighted average Common Shares outstanding	400,846,907	400,457,311	400,255,725	404,348,812

Earnings per share — diluted:
Income from continuing operations per share	$0.24	$0.24	$0.47	$0.53

Net income available to common shareholders per share	$0.25	$0.37	$0.41	$0.72

Weighted average Common Shares outstanding and dilutive potential common shares	450,533,841	452,010,570	450,840,364	455,646,938

Distributions declared per Common Share outstanding	$0.50	$0.50	$1.00	$1.00

Equity Office Properties Trust
Consolidated Balance Sheets

	June 30, 2004 (Unaudited)	December 31, 2003
	(Dollars in thousands, except per share amounts)
Assets:
Investments in real estate	$25,033,044	$23,985,839
Developments in process	67,641	75,232
Land available for development	245,611	251,151
Accumulated depreciation	(2,958,986)	(2,578,082)

Investments in real estate, net of accumulated depreciation	22,387,310	21,734,140
Cash and cash equivalents	73,313	69,398
Tenant and other receivables (net of allowance for doubtful accounts of $9,130 and $6,490, respectively)	74,448	79,880
Deferred rent receivable	446,781	379,329
Escrow deposits and restricted cash	75,753	75,186
Investments in unconsolidated joint ventures	967,973	1,127,232
Deferred financing costs (net of accumulated amortization of $57,550 and $48,176, respectively)	67,263	64,337
Deferred leasing costs and other related intangibles (net of accumulated amortization of $187,299 and $157,445, respectively)	360,552	314,568
Prepaid expenses and other assets (net of discounts of $3,092 and $66,200, respectively)	219,612	344,940

Total Assets	$24,673,005	$24,189,010

Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity:
Liabilities:
Mortgage debt (including a net (discount) of $(13,957) and $(13,663), respectively)	$2,838,382	$2,315,889
Unsecured notes (including a net (discount) / premium of $(72,843) and $12,412, respectively)	8,942,999	8,828,912
Line of credit	376,300	334,000
Accounts payable and accrued expenses	479,813	573,069
Distribution payable	229,595	3,899
Other liabilities (net of a (discount) of $(30,006) and $0, respectively)	490,987	398,273
Commitments and contingencies	—	—

Total Liabilities	13,358,076	12,454,042

Minority Interests:
EOP Partnership	1,137,620	1,191,741
Partially owned properties	181,046	183,863

Total Minority Interests	1,318,666	1,375,604

Mandatorily Redeemable Preferred Shares:
5.25% Series B Convertible, Cumulative Redeemable Preferred Shares, liquidation preference $50.00 per share, 5,990,000 issued and outstanding	299,500	299,500

Shareholders’ Equity:
Preferred Shares, 100,000,000 authorized:
8.625% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 0 and 4,562,900 issued and outstanding	—	114,073
7.75% Series G Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, 8,500,000 issued and outstanding	212,500	212,500
Common Shares, $0.01 par value; 750,000,000 shares authorized, 402,411,561 and 400,460,388 issued and outstanding, respectively	4,024	4,005
Other Shareholders’ Equity:
Additional paid in capital	10,439,303	10,396,864
Deferred compensation	(3,715)	(5,889)
Dividends in excess of accumulated earnings	(889,002)	(652,036)
Accumulated other comprehensive loss (net of accumulated amortization of $1,726 and $(73), respectively)	(66,347)	(9,653)

Total Shareholders’ Equity	9,696,763	10,059,864

Total Liabilities, Minority Interests, Mandatorily Redeemable Preferred Shares and Shareholders’ Equity	$24,673,005	$24,189,010

Equity Office Properties Trust
Consolidated Statements of Cash Flows

	For the three months ended June 30,		For the six months ended June 30,
	2004	2003	2004	2003
	(Dollars in thousands, unaudited)
Operating Activities:
Net income	$109,508	$165,256	$187,547	$322,434
Adjustments to reconcile net income to net cash provided by operating activities:
Revenue recognized related to acquired lease obligations, net	387	—	757	—
Amortization of discounts included in interest / dividend income	(89)	(90)	(178)	(179)
Depreciation and amortization (including discontinued operations)	193,076	178,286	383,057	354,497
Ineffective portion of swap settlement payment included in interest expense	—	—	212	—
Amortization of (premiums) / discounts on unsecured notes and settled interest rate protection agreements included in interest expense	(731)	(5,000)	(3,436)	(10,298)
Compensation expense related to restricted shares and stock options issued to employees	4,812	6,306	10,245	9,436
Income from investments in unconsolidated joint ventures	(14,739)	(20,946)	(30,457)	(41,710)
Net distributions from unconsolidated joint ventures	19,131	24,599	29,006	39,625
Net gain on sales of real estate (including discontinued operations)	(1,927)	(44,448)	(4,122)	(51,725)
Cumulative effect of a change in accounting principle	—	—	33,697	—
Provision for doubtful accounts	1,543	3,910	739	11,438
Income allocated to minority interests	14,663	20,378	25,186	40,208
Changes in assets and liabilities:
Decrease (increase) in rents receivables	10,214	(3,800)	11,080	(8,339)
Increase in deferred rent receivables	(23,185)	(13,811)	(50,906)	(29,612)
(Decrease) increase in prepaid expenses and other assets	(6,652)	(14,623)	49,913	7,681
Increase (decrease) in accounts payable and accrued expenses	58,295	59,066	(57,915)	(6,770)
Decrease in other liabilities	(21,611)	(24,778)	(20,014)	(16,208)

Net cash provided by operating activities	342,695	330,305	564,411	620,478

Investing Activities:
Property acquisitions	(56,704)	—	(119,481)	—
Property dispositions	215,280	222,817	233,469	265,597
Capital and tenant improvements	(122,145)	(95,972)	(243,353)	(174,920)
Lease commissions and other costs	(29,051)	(34,829)	(60,875)	(74,049)
Decrease in escrow deposits and restricted cash	15,144	28,381	47,211	14,832
Investments in unconsolidated joint ventures	—	(25,162)	—	(32,018)
Investments in notes receivable	—	—	—	(96)
Repayments of notes receivable	—	661	—	1395

Net cash provided by (used for) investing activities	22,524	95,896	(143,029)	741

Financing Activities:
Principal payments on mortgage debt	(36,950)	(10,507)	(209,239)	(20,945)
Proceeds from unsecured notes	49,035	—	1,040,275	494,810
Repayment of unsecured notes	(450,000)	—	(850,000)	(300,000)
Proceeds from lines of credit	1,437,400	1,346,600	2,886,000	1,716,400
Principal payments on lines of credit	(1,066,900)	(1,063,700)	(2,843,700)	(1,639,200)
Payments of loan costs	(201)	(8,332)	(1,506)	(8,548)
Settlement of interest rate swap agreements	—	—	(69,130)	768
Distributions to minority interests in partially owned properties	(13,663)	(2,977)	(15,491)	(5,683)
Payment of offering costs	(22)	(151)	(42)	(163)
Proceeds from exercise of stock options	747	6,263	39,803	7,627
Distributions to common shareholders and unitholders	(224,408)	(228,060)	(225,244)	(228,683)
Repurchase of Common Shares	(32,808)	(201,570)	(36,583)	(353,444)
Redemption of Units	(1,071)	(2,131)	(1,866)	(2,209)
Repurchase of preferred shares	—	(250,000)	(114,073)	(250,000)
Payment of preferred distributions	(8,049)	(17,364)	(16,671)	(32,825)

Net cash used for financing activities	(346,890)	(431,929)	(417,467)	(622,095)

Net increase (decrease) in cash and cash equivalents	18,329	(5,728)	3,915	(876)
Cash and cash equivalents at the beginning of the period	54,984	63,323	69,398	58,471

Cash and cash equivalents at the end of the period	$73,313	$57,595	73,313	$57,595

Supplemental Information:
Interest paid during the period, including a reduction of interest expense for capitalized interest of $1,633 and $1,201, $3,663 and $4,799, respectively	$166,486	$172,397	$414,971	$420,737

Non-Cash Investing and Financing Activities:
Investing Activities:
Escrow deposits related to property dispositions	$(30,616)	$—	$(30,616)	$(19,339)

Mortgage loan repayment as a result of a property disposition	$(5,830)	$—	$(5,830)	$(16,279)

Mortgage loan assumed upon acquisition of property	$—	$—	$82,970	$—

Units issued in connection with property acquisition	$50	$—	$50	$—

Changes in accounts due to consolidation of existing interest in a property as a result of acquiring the remaining economic interest:
Decrease in investment in unconsolidated joint ventures	$—	$—	$(157,659)	$—

Increase in investment in real estate	$—	$—	$612,411	$—

Increase in accumulated depreciation	$—	$—	$(44,440)	$—

Increase in mortgage debt	$—	$—	$(451,285)	$—

Increase in other assets and liabilities	$—	$—	$40,973	$—

Financing Activities:
Mortgage loan repayment as a result of a property disposition	$5,830	$—	$5,830	$16,279

Equity Office Properties Trust
Statements of Discontinued Operations

     In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, effective for financial statements issued for fiscal years beginning after December 15, 2001, the net income / (loss) and net gain / (loss) on sales of real estate for properties sold subsequent to December 31, 2001 are reflected in the consolidated statements of operations as Discontinued Operations for all periods presented. The properties that were partially sold during the 4th quarter 2003 are not required to be reflected as discontinued operations in accordance with SFAS 144.

	For the three months ended		For the six months ended
	June 2004,		June 2004,
	2004	2003	2004	2003
	(Dollars in thousands)
Total revenues	$4,999	$30,007	$11,027	$67,556

Expenses:
Depreciation and amortization	1,394	5,717	3,021	12,659
Property operating	1,409	9,083	3,570	21,054
Ground rent	—	—	—	18

Total expenses	2,803	14,800	6,591	33,731

Operating income	2,196	15,207	4,436	33,825

Other income / (expense):
Interest / dividend income	(1)	30	1	68
Interest expense and amortization of deferred financing costs and prepayment expenses	(479)	101	(586)	(234)

Total other income / (expense)	(480)	131	(585)	(166)

Income before income taxes and net gain on sales of real estate	1,716	15,338	3,851	33,659
Income taxes	(11)	(3)	(5)	(3)
Income allocated to minority interests — partially owned properties	(212)	(10)	(220)	(20)
Net gain on sales of real estate	1,927	44,448	4,122	51,725

Net income	3,420	$59,773	$7,748	$85,361

Property net operating income from discontinued operations	$3,590	$20,924	$7,457	$46,502

     For segment reporting purposes, the office properties, apartment properties and the land parcels that were sold are included in the “Office Properties” segment and the industrial properties that were sold are included in the “Corporate and Other” segment.

Equity Office Properties Trust
Segment Information
June 30, 2004

     Our primary business is the ownership and operation of Office Properties. We account for each Office Property as an individual operating segment and have aggregated the related operating accounts into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. The net property operating income from continuing operations generated at the “Corporate and Other” segment consist primarily of the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and realized gains on settlement of derivatives.

	For the three months ended			For the three months ended
	June 30, 2004			June 30, 2003
	Office	Corporate		Office	Corporate
	Properties	and Other	Consolidated	Properties	and Other	Consolidated
	(Dollars in thousands)			(Dollars in thousands)
Property operating revenues (1)	$785,664	$6,020	$791,684	$770,622	$6,482	$777,104
Property operating expenses (2)	(293,843)	(1,550)	(295,393)	(274,573)	(1,445)	(276,018)

Property net operating income from continuing operations	491,821	4,470	496,291	496,049	5,037	501,086

Adjustments to arrive at net income:
Other revenues	664	5,595	6,259	247	6,945	7,192
Realized gain on settlement of derivatives	—	24,016	24,016	—	—	—
Interest expense (3)	(55,138)	(156,009)	(211,147)	(45,921)	(162,662)	(208,583)
Depreciation and amortization	(183,229)	(6,276)	(189,505)	(165,990)	(4,701)	(170,691)
Ground rent	(5,050)	—	(5,050)	(4,870)	—	(4,870)
General and administrative	—	(13,709)	(13,709)	(1)	(17,654)	(17,655)

Total	(242,753)	(146,383)	(389,136)	(216,535)	(178,072)	(394,607)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	249,068	(141,913)	107,155	279,514	(173,035)	106,479
Income taxes	(460)	(895)	(1,355)	(206)	(1,368)	(1,574)
Minority interests	(2,341)	(12,110)	(14,451)	(1,841)	(18,527)	(20,368)
Income from investments in unconsolidated joint ventures	14,316	423	14,739	19,478	1,468	20,946

Income from continuing operations	260,583	(154,495)	106,088	296,945	(191,462)	105,483
Discontinued operations (including net gain on sales of real estate of $1,927 and $44,448, respectively)	8,727	(5,307)	3,420	56,785	2,988	59,773

Net income	$269,310	$(159,802)	$109,508	$353,730	$(188,474)	$165,256

Property net operating income:
Continuing operations	$491,821	$4,470	$496,291	$496,049	$5,037	$501,086
Discontinued operations	87	3,503	3,590	16,537	4,387	20,924

Total property net operating income	$491,908	$7,973	$499,881	$512,586	$9,424	$522,010

Property operating margin from continuing and discontinued operations (4)			62.7%			64.7%

Property operating margin from continuing operations (4)			62.7%			64.5%

Total assets	$24,251,741	$421,264	$24,673,005

(1)	Included in property operating revenues are rental revenues, tenant reimbursements, parking income and other income.

(2)	Included in property operating expenses are real estate taxes, insurance, repairs and maintenance and property operating expenses.

(3)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

(4)	Property operating margin is calculated by dividing property net operating income by property operating revenues.

Equity Office Properties Trust
Segment Information
June 30, 2004

     Our primary business is the ownership and operation of Office Properties. We account for each Office Property as an individual operating segment and have aggregated the related operating accounts into a single operating segment for financial reporting purposes due to the fact that the individual operating segments have similar economic characteristics. The net property operating income from continuing operations generated at the “Corporate and Other” segment consist primarily of the Industrial Properties. The “Other revenues” generated at the “Corporate and Other” segment consist primarily of fee income from the management of office properties owned by third parties, interest and dividend income from various investments and realized gains on settlement of derivatives and sale of certain marketable securities.

	For the six months ended			For the six months ended
	June 30, 2004			June 30, 2003
	Office	Corporate		Office	Corporate
	Properties	and Other	Consolidated	Properties	and Other	Consolidated
	(Dollars in thousands)			(Dollars in thousands)
Property operating revenues (1)	$1,567,142	$11,960	$1,579,102	$1,541,203	$12,949	$1,554,152
Property operating expenses (2)	(571,790)	(3,017)	(574,807)	(542,216)	(2,923)	(545,139)

Property net operating income from continuing operations	995,352	8,943	1,004,295	998,987	10,026	1,009,013

Adjustments to arrive at net income:
Other revenues	2,353	8,286	10,639	1,135	14,220	15,355
Realized gain on settlement of derivatives and sale of marketable securities	—	24,016	24,016	—	8,143	8,143
Interest expense (3)	(108,147)	(310,602)	(418,749)	(89,534)	(325,952)	(415,486)
Depreciation and amortization	(363,419)	(12,271)	(375,690)	(329,293)	(8,988)	(338,281)
Ground rent	(10,396)	—	(10,396)	(9,466)	—	(9,466)
General and administrative	—	(25,018)	(25,018)	—	(31,157)	(31,157)

Total	(479,609)	(315,589)	(795,198)	(427,158)	(343,734)	(770,892)

Income before income taxes, allocation to minority interests and income from investments in unconsolidated joint ventures	515,743	(306,646)	209,097	571,829	(333,708)	238,121
Income taxes	(418)	(674)	(1,092)	(384)	(2,186)	(2,570)
Minority interests	(4,907)	(20,059)	(24,966)	(4,347)	(35,841)	(40,188)
Income from investments in unconsolidated joint ventures	28,296	2,161	30,457	40,491	1,219	41,710

Income from continuing operations	538,714	(325,218)	213,496	607,589	(370,516)	237,073
Discontinued operations (including net gain on sales of real estate of $4,122 and $51,725, respectively)	10,809	(3,061)	7,748	79,279	6,082	85,361

Income before cumulative effect of a change in accounting principle	549,523	(328,279)	221,244	686,868	(364,434)	322,434
Cumulative effect of a change in accounting principle	(33,697)	—	(33,697)	—	—	—

Net income	$515,826	$(328,279)	$187,547	$686,868	$(364,434)	$322,434

Property net operating income:
Continuing operations	$995,352	$8,943	$1,004,295	$998,987	$10,026	$1,009,013
Discontinued operations	228	7,229	7,457	37,458	9,044	46,502

Total property net operating income	$995,580	$16,172	$1,011,752	$1,036,445	$19,070	$1,055,515

Property operating margin from continuing and discontinued operations (4)			63.6%			65.1%

Property operating margin from continuing operations (4)			63.6%			64.9%

Total assets	$24,251,741	$421,264	$24,673,005

(1)	Included in property operating revenues are rental revenues, tenant reimbursements, parking income and other income.

(2)	Included in property operating expenses are real estate taxes, insurance, repairs and maintenance and property operating expenses.

(3)	Interest expense for the Office Properties represents interest expense on property secured mortgage debt and does not include interest expense on the unsecured notes or the line of credit.

(4)	Property operating margin is calculated by dividing property net operating income by property operating revenues.

Equity Office Properties Trust
Earnings Per Share

	For the three months ended June 30,		For the six months ended June 30,
	2004	2003	2004	2003
	(Dollars in thousands, except per share amounts)
Numerator:
Income from continuing operations	$106,088	$105,483	$213,496	$237,073
Preferred distributions	(8,944)	(15,395)	(21,692)	(30,856)

Income from continuing operations available to common shareholders	97,144	90,088	191,804	206,217
Discontinued operations (including net gain on sales of real estate of $1,927, $44,448, $4,122, and $51,725, respectively)	3,420	59,773	7,748	85,361
Cumulative effect of a change in accounting principle	—	—	(33,697)	—

Numerator for basic earnings per share — net income available to common shareholders	100,564	149,861	165,855	291,578
Net income available to common shareholders allocated to minority interests in EOP Partnership	12,110	18,527	20,059	35,841

Numerator for diluted earnings per share — net income available to common shareholders	$112,674	$168,388	$185,914	$327,419

Denominator:
Denominator for basic earnings per share — weighted average Common Shares outstanding	400,846,907	400,457,311	400,255,725	404,348,812

Effect of dilutive potential common shares:
Units	48,398,598	49,758,952	48,646,371	49,905,628
Share options and restricted shares	1,288,336	1,794,307	1,938,268	1,392,498

Dilutive potential common shares	49,686,934	51,553,259	50,584,639	51,298,126

Denominator for diluted earnings per share — weighted average Common Shares outstanding and dilutive potential common shares	450,533,841	452,010,570	450,840,364	455,646,938

Earnings per share — basic:
Income from continuing operations available to common shareholders, net of minority interests	$0.24	$0.24	$0.47	$0.53
Discontinued operations, net of minority interests	0.01	0.13	0.02	0.19
Cumulative effect of a change in accounting principle, net of minority interests	—	—	(0.08)	—

Net income available to common shareholders, net of minority interests (a)	$0.25	$0.37	$0.41	$0.72

Earnings per share — diluted:
Income from continuing operations available to common shareholders	$0.24	$0.24	$0.47	$0.53
Discontinued operations	0.01	0.13	0.02	0.19
Cumulative effect of a change in accounting principle	—	—	(0.07)	—

Net income available to common shareholders (a)	$0.25	$0.37	$0.41	$0.72

(a)	Net income available to common shareholders per share may not total the sum of the per share components due to rounding.

Equity Office Properties Trust
Reconciliation of Net Income to Funds From Operations (“FFO”)

	For the three months ended June 30,
	2004		2003
		Per Weighted		Per Weighted
	Dollars	Average Share (b)	Dollars	Average Share (b)
	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$109,508	$0.27	$165,256	$0.41
Real estate related depreciation and amortization and net gain on sales of real estate, including our share of unconsolidated joint ventures and adjusted for minority interests’ share in partially owned properties	192,325	0.48	141,796	0.35
Cumulative effect of a change in accounting principle	—	—	—	—
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization, net gain on sales of real estate and cumulative effect of a change in accounting principle	(20,627)	(0.05)	(15,607)	(0.04)

FFO	281,206	0.70	291,445	0.73
Preferred distributions	(8,944)	(0.02)	(15,395)	(0.04)

FFO available to common shareholders — basic	$272,262	$0.68	$276,050	$0.69

Adjustments to arrive at FFO available to common shareholders plus assumed conversions:	Net Income	FFO	Net Income	FFO
Net income and FFO	$109,508	$281,206	$165,256	$291,445
Preferred distributions	(8,944)	(8,944)	(15,395)	(15,395)

Net income and FFO available to common shareholders	100,564	272,262	149,861	276,050
Net income allocated to minority interests in EOP Partnership	12,110	12,110	18,527	18,527
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization, net gain on sales of real estate and cumulative effect of a change in accounting principle	—	20,627	—	15,607
Preferred distributions on Series B preferred shares, of which is assumed to be converted into Common Shares	—	5,236	—	3,931

Net income and FFO available to common shareholders plus assumed conversions	$112,674	$310,235	$168,388	$314,115

Weighted average Common Shares, dilutive potential common shares plus assumed conversions outstanding	450,533,841	458,923,195	452,010,570	460,399,924

Net income and FFO available to common shareholders plus assumed conversions per share	$0.25	$0.68	$0.37	$0.68

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic calculation)	400,846,907	400,457,311
Redemption of Units for Common Shares	48,398,598	49,758,952
Impact of share options and restricted shares which are dilutive to both net income and FFO	1,288,336	1,794,307

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders	450,533,841	452,010,570
Impact of conversion of Series B preferred shares, which are dilutive to FFO, but not net income	8,389,354	8,389,354

Weighted average Common Shares, dilutive potential common shares plus assumed conversions used for the calculation of FFO available to common shareholders plus assumed conversions	458,923,195	460,399,924

	For the six months ended June 30,
	2004		2003
		Per Weighted		Per Weighted
	Dollars	Average Share (b)	Dollars	Average Share (b)
	(Dollars in thousands, except per share amounts)
Reconciliation of net income to FFO (a):
Net income	$187,547	$0.47	$322,434	$0.80
Real estate related depreciation and amortization and net gain on sales of real estate, including our share of unconsolidated joint ventures and adjusted for minority interests’ share in partially owned properties	383,892	0.96	317,650	0.79
Cumulative effect of a change in accounting principle	33,697	0.08	—	—
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization, net gain on sales of real estate and cumulative effect of a change in accounting principle	(45,056)	(0.11)	(34,772)	(0.09)

FFO	560,080	1.40	605,312	1.50
Preferred distributions	(21,692)	(0.05)	(30,856)	(0.08)

FFO available to common shareholders — basic	$538,388	$1.35	$574,456	$1.42

Adjustments to arrive at FFO available to common shareholders plus assumed conversions:	Net Income	FFO	Net Income	FFO
Net income and FFO	$187,547	$560,080	$322,434	$605,312
Preferred distributions	(21,692)	(21,692)	(30,856)	(30,856)

Net income and FFO available to common shareholders	165,855	538,388	291,578	574,456
Net income allocated to minority interests in EOP Partnership	20,059	20,059	35,841	35,841
Minority interests in EOP Partnership share of add back for real estate related depreciation and amortization, net gain on sales of real estate and cumulative effect of a change in accounting principle	—	45,056	—	34,772
Preferred distributions on Series B preferred shares, of which is assumed to be converted into Common Shares	—	9,167	—	7,862

Net income and FFO available to common shareholders plus assumed conversions	$185,914	$612,670	$327,419	$652,931

Weighted average Common Shares, dilutive potential common shares plus assumed conversions outstanding	450,840,364	459,229,718	455,646,938	464,036,292

Net income and FFO available to common shareholders plus assumed conversions per share	$0.41	$1.33	$0.72	$1.41

	Common Shares and common share equivalents
Weighted average Common Shares outstanding (used for both net income and FFO basic calculation)	400,255,725	404,348,812
Redemption of Units for Common Shares	48,646,371	49,905,628
Impact of share options and restricted shares which are dilutive to both net income and FFO	1,938,268	1,392,498

Weighted average Common Shares and dilutive potential common shares used for net income available to common shareholders	450,840,364	455,646,938
Impact of conversion of Series B preferred shares, which are dilutive to FFO, but not net income	8,389,354	8,389,354

Weighted average Common Shares, dilutive potential common shares plus assumed conversions used for the calculation of FFO available to common shareholders plus assumed conversions	459,229,718	464,036,292

(a) FFO is a non-GAAP financial measure. The most directly comparable GAAP measure is net income, to which it is reconciled. See definition below.

(b) FFO per share may not total the sum of the per share components in the reconciliation due to rounding.

FFO Definition:

     FFO is defined as net income, computed in accordance with accounting principles generally accepted in the United States (“GAAP”), excluding gains or losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. We believe that FFO is helpful to investors as one of several measures of the performance of an equity REIT. We further believe that by excluding the effect of depreciation, amortization and gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and between other equity REITs. Investors should review FFO, along with GAAP net income when trying to understand an equity REIT’s operating performance. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions.

Equity Office Properties Trust
Net Free Cash Flow
June 30, 2004

We define net free cash flow as (a) net cash provided by operating activities determined in accordance with GAAP plus funds from operations from our joint venture activities and minority interests (which we view as an integral part of our business) plus changes in non-cash items and assets and liabilities, such as rents receivable and accounts payable, which are expected to be settled in cash but are not reflected in Net Cash Provided by Operating Activities determined in accordance with GAAP due to timing differences between the accrual of the receivable or payable and the cash settlement of such items, less (b) expenditures for capital improvements, tenant improvements and leasing costs and distributions to our shareholders and unitholders. Net free cash flow is a non-GAAP financial measure and is reconciled to Net Cash Provided by Operating Activities, the most directly comparable GAAP measure, for the period presented below. Our calculation of net free cash flow is not necessarily comparable to similar measures that may be presented by other companies.

Lower occupancy levels, reduced rental rates, and reduced revenues as a result of asset sales have had the effect of reducing our net cash provided by operating activities. In addition, our tenant improvement and leasing costs have increased significantly as compared to historical levels due to competitive market conditions for new and renewal leases. During the three and six months ended June 30, 2004, our net free cash flow was insufficient to pay capital improvements, tenant improvements and leasing costs and distributions to our shareholders and unitholders by approximately $68.5 million and $98.5 million, respectively. We funded this net free cash flow deficit primarily with a combination of borrowings under our line of credit and proceeds from property dispositions.

	For the three months ended June 30,	For the six months ended June 30,
	2004	2004
	(Dollars in thousands)

Net cash provided by operating activities	$342,695	$564,411
Plus: Net joint venture and minority interest FFO excluding non-cash items
(deferred rent, loan amortization and non-real estate depreciation)	19,488	42,640
Plus: Total changes in assets and liabilities in net cash provided by operating activities, net of provision for doubtful accounts, deferred rent
and net distribution from unconsolidated joint ventures	(60,230)	(5,498)
Less: Gain on settlement of derivatives, other timing differences and changes in
non-cash items	(22,078)	(20,144)
Less: Paid or accrued distributions to common shareholders and unitholders	(225,552)	(451,546)
Less: Capital improvements, tenant improvements and leasing costs (for leases which commenced during the period) and other costs including our share of joint ventures capital improvements, tenant improvements and
leasing costs	(115,216)	(212,089)
Less: Preferred distributions (excluding deferred issuance cost of $1,305
and $5,431, respectively)	(7,641)	(16,261)
Net Free Cash Flow Deficit	($68,534)	($98,487)

Equity Office Properties Trust
Same Store Portfolio Segment Results
June 30, 2004

The financial data presented in the Consolidated Statements of Operations show changes in revenues and expenses from period-to-period. We do not believe our period-to-period financial data are necessarily comparable because we acquire and dispose of properties on an ongoing basis. The following table shows results attributable to the properties that were held during both periods being compared (the “Same Store Portfolio”). The information below is for consolidated office and industrial properties only.

	For the three months ended June 30,		Change
	2004	2003	$	%
	(Dollars in thousands)

Property Operating Revenues (before straight-line rent)	$717,463	$730,797	($13,334)	(1.8%)
Straight-line rent	17,889	18,425	(536)	(2.9%)
Property Operating Revenues	735,352	749,222	(13,870)	(1.9%)

Real estate taxes	92,498	84,866	7,632	9.0%
Insurance, repairs and maintenance and property operating expenses	183,354	180,342	3,012	1.7%

Property Operating Expenses	275,852	265,208	10,644	4.0%

Property Operating Revenues less Property Operating Expenses	$459,500	$484,014	($24,514)	(5.1%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses divided by Property Operating Revenues)	62.5%	64.6%		(2.1%)

Property Operating Revenues less Property Operating Expenses	$459,500	$484,014	($24,514)	(5.1%)
Less straight-line rent	(17,889)	(18,425)	536	(2.9%)

Property Operating Revenues less Property Operating Expenses (before straight-line rent)	$441,611	$465,589	($23,978)	(5.2%)

Lease termination fees (included in Property Operating Revenues)	$8,755	$7,833	$922	11.8%

Property Operating Margin excluding lease termination fees	62.0%	64.2%		(2.2%)

Occupancy	At June 30, 2004	At March 31, 2003
Office:
CBD	90.2%	91.0%	(0.8%)
Suburban	83.7%	83.9%	(0.2%)

Total Office	86.1%	86.5%	(0.4%)

Industrial
CBD	0.0%	0.0%	0.0%
Suburban	88.1%	90.2%	(2.1%)
Total Industrial	88.1%	90.2%	(2.1%)

Same Store Portfolio
CBD	90.2%	91.0%	(0.8%)
Suburban	83.9%	84.2%	(0.3%)
Total Same Store Portfolio	86.1%	86.6%	(0.5%)

Square Feet
Office	104,601,061
Industrial	3,477,184
Total	108,078,245

Number of Properties
Office	635
Industrial	37
Total	672

	For the six months ended June 30,		Change
	2004	2003	$	%
	(Dollars in thousands)

Property Operating Revenues (before straight-line rent)	$1,437,235	$1,468,230	($30,995)	(2.1%)
Straight-line rent	37,414	29,193	8,221	28.2%
Property Operating Revenues	1,474,649	1,497,423	(22,774)	(1.5%)

Real estate taxes	171,165	169,259	1,906	1.1%
Insurance, repairs and maintenance and property operating expenses	368,673	355,726	12,947	3.6%

Property Operating Expenses	539,838	524,985	14,853	2.8%

Property Operating Revenues less Property Operating Expenses	$934,811	$972,438	($37,627)	(3.9%)

Property Operating Margin (Property Operating Revenues less Property Operating Expenses divided by Property Operating Revenues)	63.4%	64.9%		(1.5%)

Property Operating Revenues less Property Operating Expenses	$934,811	$972,438	($37,627)	(3.9%)
Less straight-line rent	(37,414)	(29,193)	(8,221)	28.2%

Property Operating Revenues less Property Operating Expenses (before straight-line rent)	$897,397	$943,245	($45,848)	(4.9%)

Lease termination fees (included in Property Operating Revenues)	$22,838	$20,589	$2,249	10.9%

Property Operating Margin excluding lease termination fees	62.8%	64.5%		(1.7%)

Occupancy	At June 30, 2004	At December 31, 2002
Office:
CBD	90.2%	92.0%	(1.8%)
Suburban	83.7%	85.8%	(2.1%)

Total Office	86.1%	88.1%	(2.0%)

Industrial
CBD	0.0%	0.0%	0.0%
Suburban	88.1%	93.4%	(5.3%)
Total Industrial	88.1%	93.4%	(5.3%)

Same Store Portfolio
CBD	90.2%	92.0%	(1.8%)
Suburban	83.9%	86.2%	(2.3%)
Total Same Store Portfolio	86.1%	88.2%	(2.1%)

Square Feet
Office	104,601,061
Industrial	3,477,184
Total	108,078,245

Number of Properties
Office	635
Industrial	37
Total	672

Equity Office Properties Trust
Property Joint Venture Information
June 30, 2004

	Effective Ownership		Effective	Percent
Property	Percentage (a)	Square Feet	Square Feet	Occupied

Wholly-owned	100%	102,731,626	102,731,626

Consolidated Joint Ventures
222 Berkeley Street	91.5%	519,608	475,441	96.8%
500 Boylston Street	91.5%	706,864	646,781	93.7%
Wells Fargo Center	75%	1,117,439	838,079	97.6%
Washington Mutual Tower	75%	1,207,823	905,867	98.6%
The Plaza at LaJolla Village	66.7%	635,419	423,634	89.3%
Park Avenue Tower	94%	568,060	533,976	94.8%
850 Third Avenue	94%	568,867	534,735	73.1%
2951 28th Street	98%	85,000	83,300	75.1%
Water’s Edge	87.5%	243,433	213,004	50.7%
Foundry Square II	87.5%	505,480	442,295	59.4%
Ferry Building	100.0%	243,812	243,812	96.4%
Sun America Center	67.27%	780,063	524,772	87.7%

Subtotal		7,181,868	5,865,696

Unconsolidated Joint Ventures
One Post Office Square	50%	765,296	382,648	92.0%
75-101 Federal Street	51.61%	813,195	419,707	61.5%
Rowes Wharf	44%	344,645	151,644	99.5%
10 & 30 South Wacker (b)	75%	2,003,288	1,502,466	84.2%
Bank One Center (b)	25%	1,057,877	264,469	90.6%
Pasadena Towers (b)	25%	439,366	109,842	86.9%
Promenade II (b)	50%	774,344	387,172	97.6%
SunTrust Center (b)	25%	640,741	160,185	91.3%
Preston Commons (b)	50%	418,604	209,302	94.7%
Sterling Plaza (b)	50%	302,747	151,374	94.1%
Bank of America Tower	50.1%	1,537,932	770,504	77.2%
One Post	50%	421,121	210,561	92.3%
Concar	79.96%	219,318	175,367	99.0%
161 North Clark (c)	25%	1,010,520	252,630	97.6%
Prominence in Buckhead (c)	25%	424,309	106,077	97.5%
World Trade Center East (c)	25%	186,912	46,728	100.0%
Treat Towers (c)	25%	367,313	91,828	100.0%
Parkshore Plaza I & II (c)	25%	269,853	67,463	100.0%
Bridge Pointe Corporate Center I & II (c)	25%	372,653	93,163	100.0%
1111 19th Street (c)	20%	252,014	50,403	91.5%
1620 L Street (c)	20%	156,272	31,254	98.1%
1333 H Street (c)	20%	244,585	48,917	89.8%

Subtotal		13,022,905	5,683,704

Total Net Effective Square Footage		122,936,399	114,281,026

(a)	The amounts shown above approximate our economic ownership interest for the period presented. Cash flow from operations, capital transactions and net income are allocated to the joint venture partners in accordance with their respective partnership agreements. Our share of these items is subject to change based on, among other things, the operations of the property and the timing and amount of capital transactions.
(b)	Principal Real Estate Investors, Inc. is Equity Office’s partner in these joint ventures.
(c)	Teachers Insurance and Annuity Association of America (TIAA) and certain of its affiliates are Equity Office’s partners in these joint ventures.

Equity Office Properties Trust
Developments
June 30, 2004

	Placed in Service		Number of	Square	Costs Incurred	Total Estimated	Current Percentage
	Date (a)	Location	Buildings	Feet	To Date	Costs (b)	Leased
		(Dollars in thousands)
Wholly-Owned
Kruse Woods V	4Q/2003	Lake Oswego, OR	1	184,000	$30,136	$33,900	70%
Cambridge Science Center	2Q/2004	Cambridge, MA	1	131,000	$37,505	$54,900	19%

Grand Total/Weighted Average			2	315,000	$67,641	$88,800	49%

(a)	The Placed in Service Date represents the date the certificate of occupancy was obtained. Subsequent to obtaining the certificate of occupancy, the property is expected to undergo a lease-up period.

(b)	The Total Estimated Costs represent 100% of the development’s estimated costs, including the acquisition cost of the land and building, if any. The Total Estimated Costs are subject to change upon, or prior to, the completion of the development and include amounts required to lease the property.

     In addition to the developments described above, we own or have under option various land parcels available for development. These sites represent possible future developments of up to approximately 12 million square feet of office space. These developments will be impacted by the timing and likelihood of success of the entitlement processes, both of which are uncertain. These various sites include, among others: Russia Wharf, Boston, MA; Reston Town Center, Reston, VA; Prominence in Buckhead, Atlanta, GA; Perimeter Center, Atlanta, GA; Tabor Center, Denver, CO; Bridge Pointe Corporate Centre, San Diego, CA; La Jolla Centre, San Diego, CA; Orange Center, Orange, CA; Water’s Edge, Los Angeles, CA; Skyport Plaza, San Jose, CA; San Rafael Corporate Center, San Rafael, CA; Station Landing, Walnut Creek, CA; Parkshore Plaza, Folsom, CA; City Center Bellevue; Bellevue, WA; and 8th Street, Bellevue, WA.

     There are no unconsolidated joint venture properties under development as of June 30, 2004.

Equity Office Properties Trust
Debt Summary
June 30, 2004

Consolidated Property Debt:	Coupon Rate	Effective Rate (a)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
			(Dollars in thousands)
Secured Fixed Rate Debt
Worldwide Plaza (b)	7.92%	7.92%	$173,107	07/10/04	$173,107
Sixty State Street	9.50%	8.12%	72,854	01/01/05	72,267
Island Corporate Center	6.75%	8.03%	12,437	04/01/05	12,275
1740 Technology Drive	8.00%	6.80%	16,421	04/01/05	15,684
San Mateo Baycenter II	9.45%	6.80%	9,679	04/01/05	9,449
1301 Avenue of the Americas	7.79%	8.01%	425,719	08/01/05	420,684
One Market	8.40%	8.40%	135,878	10/01/05	132,858
One Market	6.90%	6.90%	38,708	10/01/05	38,069
Central Park	7.50%	7.50%	55,558	11/01/05	54,697
Washington Mutual Tower	7.53%	7.77%	79,100	11/30/05	79,100
Walnut Hill	7.15%	7.15%	13,540	12/10/05	13,203
Wells Fargo Center	8.74%	7.97%	110,000	12/31/05	110,000
Perimeter Center	7.08%	7.08%	187,979	03/31/06	179,289
Bayhill Office Center	8.35%	7.94%	49,074	12/01/06	45,751
Bayhill Office Center	6.90%	6.90%	38,708	12/01/06	37,422
Reston Town Center	7.97%	7.97%	84,900	01/01/07	81,194
Reston Town Center	6.90%	6.90%	29,031	01/01/07	28,030
E.J. Randolph	8.19%	8.19%	13,730	01/01/07	12,935
Northridge I	8.19%	8.19%	12,449	01/01/07	11,728
Westbrook Corporate Center	8.00%	8.00%	94,599	05/01/07	87,844
Wilshire Palisades	6.45%	6.45%	39,150	07/01/08	36,854
Corporate 500 Centre	6.66%	7.98%	80,519	11/01/08	80,006
Bayside Plaza	7.26%	7.62%	14,388	08/15/09	12,435
Centerside II	7.26%	7.72%	22,358	08/15/09	19,325
700 North Brand	7.26%	7.88%	24,832	08/15/09	21,464
Golden Bear Center	7.26%	7.72%	18,876	08/15/09	16,316
Bixby Ranch	7.26%	7.62%	26,298	08/15/09	22,731
One Memorial	7.26%	7.88%	58,186	08/15/09	50,293
Sun America Center	7.94%	7.94%	201,736	10/01/09	187,855
Peninsula Office Park	7.23%	7.78%	81,407	11/01/09	70,026
Embarcadero Place	7.23%	7.78%	35,239	11/01/09	30,313
201 California Street	7.23%	7.96%	41,009	11/01/09	35,363
Tower 56	7.23%	7.87%	23,116	11/01/09	19,884
125 Summer Street	7.23%	8.12%	72,831	11/01/09	62,649
Park Avenue Tower / 850 Third Avenue	8.47%	8.51%	183,572	06/30/10	180,000
The Plaza at La Jolla Village	6.87%	7.50%	77,182	01/10/11	69,608
San Felipe Plaza	5.81%	5.81%	48,597	12/01/12	41,212
Santa Monica Business Park	9.88%	7.36%	6,858	12/10/13	—

Total / Weighted Average Secured Fixed Rate Debt	7.70%	7.81%	2,709,625		2,571,920	3.0

Secured Variable Rate Debt Worldwide Plaza (b) LIBOR + 55 bps	1.73%	1.73%	36,000	07/10/04	36,000
1301 Avenue of the Americas LIBOR + 300 bp	4.11%	4.36%	106,714	08/01/05	105,467

Total / Weighted Average Secured Variable Rate Debt	3.51%	3.70%	142,714		141,467	0.8

Total / Weighted Average Consolidated Secured Debt	7.49%	7.60%	2,852,339		2,713,387	2.9

Equity Office Properties Trust
Debt Summary
June 30, 2004

		Coupon Rate		Effective Rate (a)		Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

Unsecured Debt Variable Rate Line of Credit
$1B Revolving Credit Facility	LIBOR + 60 bp plus facility fee of 20 bp on $1.0 billion	1.70%		1.90%		$376,300	05/08/06	$376,300	1.9

Unsecured Fixed Rate Notes
7 Year Unsecured Notes		7.24%		7.26%		30,000	09/01/04	30,000
8 Year Unsecured Notes		6.88%		6.40%		125,000	02/01/05	125,000
7 Year Unsecured Notes		6.63%		4.99%		400,000	02/15/05	400,000
7 Year Unsecured Notes		8.00%		6.49%		100,000	07/19/05	100,000
8 Year Unsecured Notes		7.36%		7.69%		50,000	09/01/05	50,000
6 Year Unsecured Notes		8.38%		7.65%		500,000	03/15/06	500,000
9 Year Unsecured Notes		7.44%		7.74%		50,000	09/01/06	50,000
10 Year Unsecured Notes		7.13%		6.74%		100,000	12/01/06	100,000
9 Year Unsecured Notes		7.00%		6.80%		1,500	02/02/07	1,500
9 Year Unsecured Notes		6.88%		6.83%		25,000	04/30/07	25,000
9 Year Unsecured Notes		6.76%		6.76%		300,000	06/15/07	300,000
10 Year Unsecured Notes		7.41%		7.70%		50,000	09/01/07	50,000
7 Year Unsecured Notes		7.75%		7.91%		600,000	11/15/07	600,000
10 Year Unsecured Notes		6.75%		6.97%		150,000	01/15/08	150,000
10 Year Unsecured Notes		6.75%		7.01%		300,000	02/15/08	300,000
8 Year Unsecured Notes (c)		7.25%		7.64%		325,000	11/15/08	325,000
10 Year Unsecured Notes		6.80%		6.94%		500,000	01/15/09	500,000
10 Year Unsecured Notes		7.25%		7.14%		200,000	05/01/09	200,000
11 Year Unsecured Notes		7.13%		6.97%		150,000	07/01/09	150,000
10 Year Unsecured Notes		8.10%		8.22%		360,000	08/01/10	360,000
10 Year Unsecured Notes		7.65%		7.20%		200,000	12/15/10	200,000
10 Year Unsecured Notes		7.00%		6.83%		1,100,000	07/15/11	1,100,000
10 Year Unsecured Notes		6.75%		7.02%		500,000	02/15/12	500,000
10 Year Unsecured Notes		5.88%		5.98%		500,000	01/15/13	500,000
20 Year Unsecured Notes		7.88%		8.08%		25,000	12/01/16	25,000
20 Year Unsecured Notes		7.35%		8.08%		200,000	12/01/17	200,000
20 Year Unsecured Notes		7.25%		7.54%		250,000	02/15/18	250,000
30 Year Unsecured Notes		7.50%		8.24%		150,000	10/01/27	150,000
30 Year Unsecured Notes		7.25%		7.31%		225,000	06/15/28	225,000
30 Year Unsecured Notes		7.50%		7.55%		200,000	04/19/29	200,000
30 Year Unsecured Notes		7.88%		7.94%		300,000	07/15/31	300,000

EOP InterNotes (d)		4.88%		5.08%		4,342	6/15/08 - 6/15/10	4,342

Total / Weighted Average Unsecured Fixed Rate Notes		7.19%		7.12%		7,970,842		7,970,842	7.5

Unsecured Variable Rate Notes 10 Year Unsecured Notes (e) 10 Year Unsecured Notes	LIBOR + 77.5 bp	4.75 2.07	% %	3.12 2.17	% %	1,000,000 45,000	3/15/14 05/27/14	1,000,000 45,000

Total / Weighted Average Unsecured Variable Rate Notes		4.63%		3.08%		1,045,000		1,045,000	9.7

Total / Weighted Average Consolidated Fixed Rate Debt		7.32%		7.30%		10,680,467		10,542,762	6.3
Total / Weighted Average Consolidated Variable Rate Debt		3.83%		2.85%		1,564,014		1,562,767	7.0
Net discount on mortgage debt						(13,957)
Net discount on unsecured notes						(72,843)

Total / Weighted Average Consolidated Debt		6.87%		6.73%		12,157,681		12,105,529	6.4

Pro Rata Share of Unconsolidated Joint Venture Debt
Bank of America	LIBOR + 115 bp	2.39%		2.39%		97,695	12/14/04	97,695
SunTrust Center	LIBOR + 80 bp	1.91%		1.91%		12,500	12/14/04	12,500
Bank One Center	LIBOR + 80 bp	1.91%		1.91%		16,250	12/14/05	16,250
Promenade II		7.84%		7.84%		42,113	10/01/06	39,325
Promenade II		6.90%		6.90%		9,707	10/01/06	9,391
Pasadena Towers		6.92%		6.92%		15,548	08/01/08	14,371
75-101 Federal Street		5.05%		5.05%		63,071	11/01/12	52,676
One Post Office Square		5.70%		5.70%		87,500	10/01/13	77,017

Total / Weighted Average Pro Rate Share of
Unconsolidated Joint Venture Debt		4.68%		4.68%		344,384		319,225	4.6

Total / Weighted Average Consolidated and Pro Rata Share
of Unconsolidated Joint Venture Debt
		6.81%		6.67%		$12,502,065		$12,424,754	6.4

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain unsecured notes.
(b)	The Worldwide Plaza mortgage debt was repaid on July 10, 2004.
(c)	The notes are exchangeable into Common Shares at an exchange rate of $34.00 per share. If the closing price at the time a holder exercises its exchange right is less than the exchange price of $34.00, the holder will receive, in lieu of Common Shares, cash in an amount equal to 97% of the product of the number of Common Shares into which the principal amount of notes subject to such exercise would otherwise be exchangeable and the current market price per Common Share.
(d)	The rates shown are weighted average rates. The coupon rate on the EOP InterNotes range from 4.75% to 5.25%. Including all offering expenses, the all-in effective rates of the EOP InterNotes range from 4.95% to 5.44%.
(e)	As of March 23, 2004, 10 Year Unsecured Fixed Rate Notes were converted to a variable interest rate based on various spreads over the 6-month LIBOR rate through several interest rate swap agreements.

Equity Office Properties Trust
Debt Maturity
(excludes principal payments prior to maturity)
June 30, 2004

				Revolving
	Consolidated	Unconsolidated		Credit		Effective
Year	Secured Debt	Secured Debt	Unsecured Notes	Facility	Total	Rate (a)
	(Dollars in thousands)
2004	$209,107	$110,195	$30,000	—	$349,302	5.46%
2005	1,063,753	16,250	675,000	—	1,755,003	6.79%
2006	262,462	48,716	650,000	$376,300	1,337,478	5.88%
2007	221,731	—	976,500	—	1,198,231	7.58%
2008	116,860	14,371	778,190	—	909,421	7.28%
2009	548,654	—	850,000	—	1,398,654	7.34%
2010	180,000	—	561,152	—	741,152	8.01%
2011	69,608	—	1,100,000	—	1,169,608	6.87%
2012	41,212	52,676	500,000	—	593,888	6.76%
2013	—	77,017	500,000	—	577,017	5.94%
2014	—	—	1,045,000	—	1,045,000	3.08%
2016	—	—	25,000	—	25,000	8.08%
2017	—	—	200,000	—	200,000	8.08%
2018	—	—	250,000	—	250,000	7.54%
2027	—	—	150,000	—	150,000	8.24%
2028	—	—	225,000	—	225,000	7.31%
2029	—	—	200,000	—	200,000	7.55%
2031	—	—	300,000	—	300,000	7.94%

Total / Weighted Average	$2,713,387	$319,225	$9,015,842	$376,300	$12,424,754	6.67%

(a)	Includes the effect of settled interest rate protection and interest rate swap agreements, offering and transaction costs and premiums and discounts on certain notes.

Restrictions and Covenants under Unsecured Indebtedness

     Agreements or instruments relating to our unsecured notes and the line of credit contain certain financial restrictions and requirements described below. As of June 30, 2004, we were in compliance with each of these financial restrictions and requirements.

     Set forth below are the financial restrictions and requirements to which we are subject under our current line of credit agreement:

•	total liabilities to total asset value may not exceed 0.55:1 at any time;

•	earnings before interest, taxes, depreciation and amortization to interest expense may not be less than 2.00:1;

•	cash flow to fixed charges may not be less than 1.5:1;

•	secured debt to total asset value may not exceed 0.40:1;

•	unsecured debt to unencumbered asset value may not exceed 0.55:1;

•	unencumbered net operating income to unsecured debt service may not be less than 2.0:1;

•	consolidated tangible net worth may not be less than the sum of $10.7 billion and 70% of all net offering proceeds received by Equity Office or EOP Partnership after December 31, 2002;

•	we may not pay any distributions on Common Shares and Units in excess of 90% of annual funds from operations; and

•	our investments in unimproved assets, interest in taxable REIT subsidiaries, developments, unconsolidated joint ventures, mortgages and securities, in the aggregate, may not exceed 25% of our total asset value.

Set forth below are the financial restrictions and requirements to which we are subject under our unsecured note indentures.

•	Debt to Adjusted Total Assets may not exceed 0.60:1

•	Secured Debt to Adjusted Total Assets may not exceed 0.40:1

•	Consolidated Income Available for Debt Service to Annual Debt Service charge may not be less than 1.50:1

•	Total Unencumbered Assets to Unsecured Debt may not be less than 1.50:1

     The calculations and results for the financial covenants under our unsecured note indentures will be included in our Form 10-Q for the current quarter.

Equity Office Properties Trust
Gross Leasing Summary
June 30, 2004

	For the three months ended	For the six months ended
	June 30, 2004	June 30, 2004
Office Properties:
Leased square footage (a)	6,242,599	11,657,011
Weighted average term in years	5.38	5.38
Industrial Properties:
Leased square footage (a)	148,335	900,718
Weighted average term in years	4.16	3.26
Total Properties:
Leased square footage (a)	6,390,934	12,557,729
Weighted average term in years	5.35	5.23
Rental Rates (b)
(Dollars presented on a per square foot basis)

	Including Straight	Excluding Straight	Including Straight	Excluding Straight
Office Properties:	Line Rents	Line Rents (c)	Line Rents	Line Rents (c)
Rate on expiring leases	$26.05	$26.63	$25.92	$26.57
Rate on terminated leases	31.72	33.85	31.55	33.30

Rate on expiring and terminated leases	27.15	28.03	26.96	27.82
Rate on new and renewal leases	23.25	22.57	23.84	23.16

Change from expiring and terminated leases	$(3.90)	$(5.46)	$(3.12)	$(4.66)

% Change from expiring and terminated leases	-14.4%	-19.5%	-11.6%	-16.8%

Change from expiring leases only	$(2.80)	$(4.06)	$(2.08)	$(3.41)

% Change from expiring leases only	-10.7%	-15.2%	-8.0%	-12.8%

Industrial Properties:
Rate on expiring leases	$11.28	$11.92	$7.37	$7.34
Rate on terminated leases	19.96	19.96	15.64	18.00

Rate on expiring and terminated leases	11.60	12.23	7.63	7.67
Rate on new and renewal leases	7.34	6.58	6.13	5.87

Change from expiring and terminated leases	$(4.26)	$(5.65)	$(1.50)	$(1.80)

% Change from expiring and terminated leases	-36.7%	-46.2%	-19.7%	-23.5%

Change from expiring leases only	$(3.94)	$(5.34)	$(1.24)	$(1.47)

% Change from expiring leases only	-34.9%	-44.8%	-16.8%	-20.0%

(a)	For tenants whose lease term commenced in the period presented.

(b)	The rental rates are presented on an annual weighted-average basis based on square footage.

(c)	Rental rates excluding straight-line rents represent the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly payment due, multiplied by 12 months. This amount reflects total base rent and estimated expense reimbursements without regard to any rent abatements and contractual increases or decreases in rent.

Equity Office Properties Trust
Tenant Improvements, Leasing Costs and Capital Improvements
June 30, 2004

Tenant Improvements and Lease Costs
The amounts shown below represent the total tenant improvement and leasing costs for leases which commenced during the period, regardless of when such costs were actually paid, which is a useful measure of the total tenant improvement and leasing costs for the period presented.

	For the three months ended June 30, 2004 (Dollars in thousands except per square foot amounts)		For the six months ended June 30, 2004 (Dollars in thousands except per square foot amounts)

		Total Cost per		Total Cost per
CONSOLIDATED PROPERTIES: Office Properties:	Total Costs	Square Foot Leased	Total Costs	Square Foot Leased
Renewals	$29,272	$10.09	$46,223	$9.64
Retenanted	63,128	23.14	118,906	22.51

Total / Weighted Average	$92,400	$16.41	$165,129	$16.39

Industrial Properties:
Renewals	$114	$2.90	$1,345	$2.29
Retenanted	635	5.74	1,593	5.08

Total / Weighted Average	$749	$5.00	$2,938	$3.26

UNCONSOLIDATED JOINT VENTURES (a):
Renewals	$1,479	$11.95	$8,698	$20.59
Retenanted	2,910	27.33	6,506	27.58

Total / Weighted Average	$4,389	$19.06	$15,204	$23.09

TOTAL PROPERTIES:
Office (consolidated and unconsolidated)	$96,789	$16.52	$180,333	$16.80
Industrial	749	5.00	2,938	3.26

Total / Weighted Average	$97,538	$16.23	$183,271	$15.75

Reconciliation to the Consolidated Statements of Cash Flows
The above information includes tenant improvements and leasing costs for leases which commenced during the period shown. The amounts included in the consolidated statement of cash flows represent the cash expenditures made during the period. The differences between these amounts represent timing differences between the lease commencement dates and the actual cash expenditures. In addition, the figures below include expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other. The reconciliation between the amounts above for the consolidated properties and the amounts disclosed in the consolidated statements of cash flows is as follows:

	QTR	YTD
Capital Improvements:
Capital improvements	$16,217	$21,489
Development costs	22,583	42,528
Redevelopment costs	—	356

Total capital improvements	38,800	64,373
Tenant Improvements and Leasing Costs:
Office Properties	92,400	165,129
Industrial Properties	749	2,938
Expenditures for corporate furniture, fixtures and equipment, software, leasehold improvements and other	273	5,552
Timing differences	18,974	66,236

Total capital improvements, tenant improvements and leasing costs	$151,196	$304,228

Capital and tenant improvements from consolidated statement of cash flows	$122,145	$243,353
Lease commissions and other costs from consolidated statement of cash flows	29,051	60,875

Total capital improvements, tenant improvements and leasing costs on the consolidated statement of cash flows	$151,196	$304,228

Unconsolidated Joint Ventures (a):
Capital improvements	$1,188	$1,777
Development costs	13	163

Total capital improvements	$1,201	$1,940

(a)	Amounts shown represent our share of unconsolidated joint ventures. All joint ventures are office properties.

Equity Office Properties Trust
Portfolio Data
June 30, 2004

Equity Office Properties Trust
Office Portfolio Summary
June 30, 2004

Property Net Operating Income from Continuing Operations (“NOI”) and Square Feet

NOI by Type:	Office	Industrial	Total
	(dollars in thousands)
Consolidated	$491,821	$4,470	$496,291
Unconsolidated Joint Ventures	29,569	—	29,569
Total	$521,390	$4,470	$525,860

	Square Feet	% Square Feet	%NOI	Markets
All Office Properties	122,936,399			27
CBD	51,768,579	42.1%	46.8%
Suburban	71,167,820	57.9%	53.2%

	CBD			Suburban			All Office Properties
Market	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	% NOI	Square Feet	% Square Feet	%NOI
Boston	9,112,912	7.4%	10.5%	3,454,517	2.8%	2.9%	12,567,429	10.2%	13.4%
San Francisco	5,349,649	4.4%	5.3%	5,602,347	4.6%	6.2%	10,951,996	8.9%	11.6%
San Jose	643,046	0.5%	0.8%	8,083,720	6.6%	9.5%	8,726,766	7.1%	10.3%
New York	4,986,407	4.1%	8.6%	0	0.0%	0.0%	4,986,407	4.1%	8.6%
Los Angeles	1,896,244	1.5%	1.6%	5,669,900	4.6%	5.4%	7,566,144	6.2%	7.0%
Seattle	5,151,683	4.2%	4.0%	4,823,933	3.9%	2.9%	9,975,616	8.1%	6.9%
Chicago	6,634,939	5.4%	3.9%	4,555,249	3.7%	2.5%	11,190,188	9.1%	6.4%
Washington D.C.	2,299,073	1.9%	2.3%	4,070,878	3.3%	3.6%	6,369,951	5.2%	5.9%
Atlanta	1,989,632	1.6%	1.8%	5,580,448	4.5%	2.6%	7,570,080	6.2%	4.4%
Orange County	0	0.0%	0.0%	5,872,834	4.8%	4.2%	5,872,834	4.8%	4.2%
All Others	13,704,994	11.1%	7.8%	23,453,994	19.1%	13.5%	37,158,988	30.2%	21.3%

Total	51,768,579	42.1%	46.8%	71,167,820	57.9%	53.2%	122,936,399	100.0%	100.0%

NOI calculations are based on actual NOI for the second quarter of 2004 generated from properties owned as of June 30, 2004.

Equity Office Properties Trust
Summary of Markets
June 30, 2004

	Market	State	Buildings	Square Feet	% Square Feet	%NOI
1	Boston	MA	51	12,567,429	10.2%	13.4%
2	San Francisco	CA	81	10,951,996	8.9%	11.6%
3	San Jose	CA	128	8,726,766	7.1%	10.3%
4	New York	NY	6	4,986,407	4.1%	8.6%
6	Los Angeles	CA	44	7,566,144	6.2%	7.0%
5	Seattle	WA	54	9,975,616	8.1%	6.9%
7	Chicago	IL	30	11,190,188	9.1%	6.4%
8	Washington D.C.	DC, VA	27	6,369,951	5.2%	5.9%
9	Atlanta	GA	43	7,570,080	6.2%	4.4%
10	Orange County	CA	31	5,872,834	4.8%	4.2%
11	Denver	CO	16	4,716,582	3.8%	2.5%
12	Portland	OR	42	3,782,455	3.1%	2.2%
13	Sacramento	CA	35	2,515,781	2.0%	1.9%
14	San Diego	CA	17	2,245,138	1.8%	1.9%
15	Stamford	CT	7	1,654,296	1.3%	1.9%
16	Oakland-East Bay	CA	18	3,003,422	2.4%	1.8%
17	Minneapolis	MN	3	2,003,314	1.6%	1.6%
18	Dallas	TX	14	4,237,044	3.4%	1.5%
19	Philadelphia	PA	13	2,528,078	2.1%	1.4%
20	Houston	TX	7	2,734,362	2.2%	1.2%
21	New Orleans	LA	5	2,357,699	1.9%	1.1%
22	Austin	TX	3	1,426,948	1.2%	0.9%
23	Cleveland	OH	1	1,270,204	1.0%	0.5%
24	Phoenix	AZ	2	605,295	0.5%	0.3%
25	Indianapolis	IN	2	1,057,877	0.9%	0.2%
26	Columbus	OH	2	379,752	0.3%	0.1%
27	Orlando	FL	1	640,741	0.5%	0.1%

	Total		683	122,936,399	100%	100%

The NOI percentages above are based on NOI for the second quarter of 2004 generated from office properties owned as of June 30, 2004.

Equity Office Properties Trust
Office Occupancy Summary
June 30, 2004

	Summary by Market
	Square Footage				Percentage
	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
Boston	11,478,322	132,393	956,714	12,567,429	91.3%	1.1%	7.6%	100.0%
San Francisco	8,059,293	341,026	2,551,677	10,951,996	73.6%	3.1%	23.3%	100.0%
San Jose	7,228,789	85,219	1,412,758	8,726,766	82.8%	1.0%	16.2%	100.0%
Seattle	8,554,409	258,936	1,162,271	9,975,616	85.8%	2.6%	11.7%	100.0%
New York	4,721,456	147,344	117,607	4,986,407	94.7%	3.0%	2.4%	100.0%
Los Angeles	6,505,385	205,876	854,883	7,566,144	86.0%	2.7%	11.3%	100.0%
Chicago	9,930,342	345,165	914,681	11,190,188	88.7%	3.1%	8.2%	100.0%
Washington D.C.	5,623,450	241,671	504,830	6,369,951	88.3%	3.8%	7.9%	100.0%
Atlanta	6,269,624	74,124	1,226,332	7,570,080	82.8%	1.0%	16.2%	100.0%
Orange County	5,486,429	55,116	331,289	5,872,834	93.4%	0.9%	5.6%	100.0%
All Others	32,197,972	635,645	4,325,371	37,158,988	86.6%	1.7%	11.6%	100.0%

Total	106,055,471	2,522,515	14,358,413	122,936,399	86.3%	2.1%	11.7%	100.0%

	Summary CBD vs. Suburban
	Square Footage				Percentage
	Occupied	Leased	Vacant	Total	Occupied	Leased	Vacant	Total
CBD	46,208,597	948,628	4,611,354	51,768,579	89.3%	1.8%	8.9%	100.0%
Suburban	59,846,874	1,573,887	9,747,059	71,167,820	84.1%	2.2%	13.7%	100.0%

Total	106,055,471	2,522,515	14,358,413	122,936,399	86.3%	2.1%	11.7%	100.0%

Equity Office Properties Trust
25 Largest Tenants
June 30, 2004

			Percentage of
		Weighted Average	Office Portfolio		Percentage of
	Number of	Remaining Lease	Annualized	Aggregate Rentable	Aggregate Occupied
Largest Tenants (a) (b)	Buildings	Term in Months (c)	Rent	Square Feet	Square Feet
General Services Administration	46	46	2.2%	2,541,969	2.1%
Price WaterhouseCoopers	7	65	1.5%	1,203,319	1.0%
Washington Mutual Bank	35	73	1.4%	1,610,965	1.3%
Ogilvy and Mather	1	60	1.1%	587,212	0.5%
Marsh & McLennan Co’s	22	60	1.0%	892,945	0.7%
Siebel Systems	6	106	1.0%	655,564	0.5%
Cravath Swaine & Moore	1	62	0.9%	502,253	0.4%
Wells Fargo Bank	34	103	0.8%	983,731	0.8%
State Street Bank	4	113	0.8%	525,445	0.4%
Wachovia Bank	28	47	0.8%	732,860	0.6%
Siemens	10	74	0.7%	485,770	0.4%
Xerox	5	77	0.7%	278,564	0.2%
Dewey Ballantine	1	195	0.7%	406,776	0.3%
Deloitte & Touche, LLP	8	89	0.7%	735,879	0.6%
Booz Allen & Hamilton, Inc.	4	86	0.6%	711,003	0.6%
Citigroup Inc.	36	36	0.6%	633,894	0.5%
Accenture	8	42	0.6%	612,545	0.5%
Calyon (Credit Lyonnais Merger)	1	104	0.6%	363,997	0.3%
AT&T	6	61	0.6%	616,765	0.5%
Ameriquest Mortgage	24	44	0.6%	833,237	0.7%
MFS Investment Management	1	104	0.5%	353,665	0.3%
AIG	16	77	0.5%	468,841	0.4%
HQ Global	27	43	0.5%	620,671	0.5%
Bank One/J.P. Morgan Chase	13	139	0.5%	653,469	0.5%
Advanced Micro Devices	1	79	0.5%	175,000	0.1%

Total \ Weighted Average (c)		73	20.5%	18,186,339	14.8%

(a)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, then the first monthly rent payment due, under existing leases as of June 30, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2004 without regard to any free rent and contractual increases or decreases in rent subsequent to June 30, 2004. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(b)	Actual tenant may be a subsidiary of, or an entity affiliated with, the named tenant.

(c)	Weighted average calculation based on aggregate rentable square footage occupied by each tenant without regard to any early lease termination and/or renewal options.

Equity Office Properties Trust
Office Lease Expiration Schedule (a)
June 30, 2004

The following schedule is based upon the contractual termination date of the leases, without regard to any lease termination and /or renewal options. Some of our leases are subject to various forms of lease termination options exercisable by tenants. Depending on the form of the option, some of these options may or may not require the payment of a fee and notice period as a condition to exercise. Although it is not possible to predict which tenants are likely to exercise these options, it has been our experience that markets in which the contractual rents are significantly higher than current market rents incur the greatest incidence of lease termination option exercises. As a result of these lease termination options and other factors, such as tenant insolvencies, the actual termination dates of some portion of the leases may vary from the contractual expiration date set forth in the schedule.

	2004 and month to
(Dollars in thousands except per square foot amounts)	month (b)	2005	2006	2007	2008	2009
Boston
Square Feet (c)	545,013	1,062,354	918,021	1,501,340	1,347,722	1,185,057
% Square Feet (d)	4.3%	8.5%	7.3%	11.9%	10.7%	9.4%
Annualized Rent for occupied square feet (e)	$17,445	$37,339	$29,771	$59,698	$51,217	$45,499
Annualized Rent per occupied square foot (e)	$32.01	$35.15	$32.43	$39.76	$38.00	$38.39
San Francisco
Square Feet (c)	351,117	1,391,959	787,590	1,176,220	1,125,353	743,637
% Square Feet (d)	3.2%	12.7%	7.2%	10.7%	10.3%	6.8%
Annualized Rent for occupied square feet (e)	$12,118	$57,582	$37,541	$42,560	$46,474	$23,052
Annualized Rent per occupied square foot (e)	$34.51	$41.37	$47.67	$36.18	$41.30	$31.00
San Jose
Square Feet (c)	393,841	1,604,614	1,000,697	728,636	378,388	425,904
% Square Feet (d)	4.5%	18.4%	11.5%	8.3%	4.3%	4.9%
Annualized Rent for occupied square feet (e)	$13,367	$47,193	$35,131	$25,765	$10,626	$12,758
Annualized Rent per occupied square foot (e)	$33.94	$29.41	$35.11	$35.36	$28.08	$29.96
New York
Square Feet (c)	77,910	123,109	191,935	163,348	121,005	1,239,379
% Square Feet (d)	1.6%	2.5%	3.8%	3.3%	2.4%	24.9%
Annualized Rent for occupied square feet (e)	$3,782	$6,963	$11,924	$8,157	$7,237	$69,471
Annualized Rent per occupied square foot (e)	$48.55	$56.56	$62.13	$49.94	$59.80	$56.05
Los Angeles
Square Feet (c)	268,695	835,473	770,448	861,650	532,506	528,607
% Square Feet (d)	3.6%	11.0%	10.2%	11.4%	7.0%	7.0%
Annualized Rent for occupied square feet (e)	$9,184	$29,487	$27,632	$28,710	$16,275	$14,648
Annualized Rent per occupied square foot (e)	$34.18	$35.29	$35.86	$33.32	$30.56	$27.71
Seattle
Square Feet (c)	500,276	1,052,055	819,531	834,068	1,175,330	1,167,990
% Square Feet (d)	5.0%	10.5%	8.2%	8.4%	11.8%	11.7%
Annualized Rent for occupied square feet (e)	$12,511	$30,715	$23,524	$23,459	$31,050	$28,272
Annualized Rent per occupied square foot (e)	$25.01	$29.20	$28.70	$28.13	$26.42	$24.21

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands except per square foot amounts)	2010	2011	2012	2013	Thereafter (f)	Totals
Boston
Square Feet (c)	1,311,615	258,668	844,795	1,323,566	1,180,171	11,478,322
% Square Feet (d)	10.4%	2.1%	6.7%	10.5%	9.4%	91.3%
Annualized Rent for occupied square feet (e)	$50,278	$11,691	$38,350	$53,898	$46,775	$441,959
Annualized Rent per occupied square foot (e)	$38.33	$45.20	$45.40	$40.72	$39.63	$38.50
San Francisco
Square Feet (c)	897,649	438,240	174,603	316,270	656,655	8,059,293
% Square Feet (d)	8.2%	4.0%	1.6%	2.9%	6.0%	73.6%
Annualized Rent for occupied square feet (e)	$42,790	$20,126	$6,454	$9,669	$36,334	$334,698
Annualized Rent per occupied square foot (e)	$47.67	$45.92	$36.96	$30.57	$55.33	$41.53
San Jose
Square Feet (c)	833,638	776,018	458,779	116,214	512,060	7,228,789
% Square Feet (d)	9.6%	8.9%	5.3%	1.3%	5.9%	82.8%
Annualized Rent for occupied square feet (e)	$32,587	$42,557	$30,863	$3,649	$11,921	$266,418
Annualized Rent per occupied square foot (e)	$39.09	$54.84	$67.27	$31.40	$23.28	$36.86
New York
Square Feet (c)	124,039	734,960	455,090	436,482	1,054,199	4,721,456
% Square Feet (d)	2.5%	14.7%	9.1%	8.8%	21.1%	94.7%
Annualized Rent for occupied square feet (e)	$5,162	$36,587	$19,753	$23,203	$56,460	$248,700
Annualized Rent per occupied square foot (e)	$41.61	$49.78	$43.41	$53.16	$53.56	$52.67
Los Angeles
Square Feet (c)	442,566	298,627	626,636	585,735	754,442	6,505,385
% Square Feet (d)	5.8%	3.9%	8.3%	7.7%	10.0%	86.0%
Annualized Rent for occupied square feet (e)	$12,135	$10,982	$20,718	$20,215	$20,441	$210,427
Annualized Rent per occupied square foot (e)	$27.42	$36.78	$33.06	$34.51	$27.09	$32.35
Seattle
Square Feet (c)	953,682	394,273	390,715	396,924	869,565	8,554,409
% Square Feet (d)	9.6%	4.0%	3.9%	4.0%	8.7%	85.8%
Annualized Rent for occupied square feet (e)	$26,454	$10,091	$11,318	$9,911	$19,303	$226,608
Annualized Rent per occupied square foot (e)	$27.74	$25.59	$28.97	$24.97	$22.20	$26.49

Equity Office Properties Trust
Office Lease Expiration Schedule (a)
June 30, 2004

	2004 and month to
(Dollars in thousands except per square foot amounts)	month (b)	2005	2006	2007	2008	2009
Chicago
Square Feet (c)	545,992	1,113,336	1,340,750	871,474	1,746,177	751,487
% Square Feet (d)	4.9%	9.9%	12.0%	7.8%	15.6%	6.7%
Annualized Rent for occupied square feet (e)	$13,683	$31,189	$38,596	$22,955	$50,474	$22,572
Annualized Rent per occupied square foot (e)	$25.06	$28.01	$28.79	$26.34	$28.91	$30.04
Washington D.C.
Square Feet (c)	316,055	512,710	609,095	599,126	893,368	456,993
% Square Feet (d)	5.0%	8.0%	9.6%	9.4%	14.0%	7.2%
Annualized Rent for occupied square feet (e)	$10,130	$17,362	$21,465	$17,088	$32,347	$14,498
Annualized Rent per occupied square foot (e)	$32.05	$33.86	$35.24	$28.52	$36.21	$31.72
Atlanta
Square Feet (c)	250,944	612,976	1,348,788	768,254	577,823	663,453
% Square Feet (d)	3.3%	8.1%	17.8%	10.1%	7.6%	8.8%
Annualized Rent for occupied square feet (e)	$4,623	$14,122	$38,386	$16,598	$10,925	$19,811
Annualized Rent per occupied square foot (e)	$18.42	$23.04	$28.46	$21.61	$18.91	$29.86
Orange County
Square Feet (c)	344,538	981,564	794,647	860,923	1,395,765	434,204
% Square Feet (d)	5.9%	16.7%	13.5%	14.7%	23.8%	7.4%
Annualized Rent for occupied square feet (e)	$9,317	$26,218	$20,751	$21,718	$31,452	$10,182
Annualized Rent per occupied square foot (e)	$27.04	$26.71	$26.11	$25.23	$22.53	$23.45
All Others
Square Feet (c)	1,922,239	4,060,822	4,986,585	4,606,817	4,518,203	4,694,307
% Square Feet (d)	5.2%	10.9%	13.4%	12.4%	12.2%	12.6%
Annualized Rent for occupied square feet (e)	$43,323	$100,472	$121,308	$107,035	$99,986	$99,146
Annualized Rent per occupied square foot (e)	$22.54	$24.74	$24.33	$23.23	$22.13	$21.12
Total Portfolio
Square Feet (c)	5,516,620	13,350,972	13,568,087	12,971,856	13,811,640	12,291,018
% Square Feet (d)	4.5%	10.9%	11.0%	10.6%	11.2%	10.0%
Annualized Rent for occupied square feet (e)	$149,482	$398,642	$406,031	$373,744	$388,064	$359,909
Annualized Rent per occupied square foot (e)	$27.10	$29.86	$29.93	$28.81	$28.10	$29.28

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Dollars in thousands except per square foot amounts)	2010	2011	2012	2013	Thereafter (f)	Totals
Chicago
Square Feet (c)	964,660	486,239	621,213	430,644	1,058,370	9,930,342
% Square Feet (d)	8.6%	4.3%	5.6%	3.8%	9.5%	88.7%
Annualized Rent for occupied square feet (e)	$25,575	$12,399	$17,610	$11,465	$17,777	$264,296
Annualized Rent per occupied square foot (e)	$26.51	$25.50	$28.35	$26.62	$16.80	$26.61
Washington D.C.
Square Feet (c)	265,063	610,639	300,174	254,144	806,083	5,623,450
% Square Feet (d)	4.2%	9.6%	4.7%	4.0%	12.7%	88.3%
Annualized Rent for occupied square feet (e)	$12,749	$19,611	$9,251	$8,940	$27,184	$190,625
Annualized Rent per occupied square foot (e)	$48.10	$32.12	$30.82	$35.18	$33.72	$33.90
Atlanta
Square Feet (c)	1,168,107	238,676	108,480	126,680	405,443	6,269,624
% Square Feet (d)	15.4%	3.2%	1.4%	1.7%	5.4%	82.8%
Annualized Rent for occupied square feet (e)	$28,543	$5,389	$2,349	$2,900	$7,879	$151,526
Annualized Rent per occupied square foot (e)	$24.44	$22.58	$21.65	$22.89	$19.43	$24.17
Orange County
Square Feet (c)	257,598	117,128	114,571	138,583	46,908	5,486,429
% Square Feet (d)	4.4%	2.0%	2.0%	2.4%	0.8%	93.4%
Annualized Rent for occupied square feet (e)	$5,985	$2,949	$2,752	$3,131	$384	$134,840
Annualized Rent per occupied square foot (e)	$23.23	$25.18	$24.02	$22.60	$8.18	$24.58
All Others
Square Feet (c)	1,682,252	1,324,906	941,724	821,174	2,638,943	32,197,972
% Square Feet (d)	4.5%	3.6%	2.5%	2.2%	7.1%	86.6%
Annualized Rent for occupied square feet (e)	$38,663	$33,394	$21,276	$21,811	$52,905	$739,320
Annualized Rent per occupied square foot (e)	$22.98	$25.20	$22.59	$26.56	$20.05	$22.96
Total Portfolio
Square Feet (c)	8,900,869	5,678,374	5,036,780	4,946,416	9,982,839	106,055,471
% Square Feet (d)	7.2%	4.6%	4.1%	4.0%	8.1%	86.3%
Annualized Rent for occupied square feet (e)	$280,922	$205,775	$180,694	$168,791	$297,363	$3,209,417
Annualized Rent per occupied square foot (e)	$31.56	$36.24	$35.87	$34.12	$29.79	$30.26

(a)	Based on the contractual termination date of the lease without regard to any early lease termination and/or renewal options.

(b)	Total square feet subject to month to month leases is approximately 974,030.

(c)	Total net rentable square feet represented by expiring leases.

(d)	Percentage of total net rentable square feet represented by expiring leases.

(e)	Based on annualized rent. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2004 without regard to any free rent and contractual increases or decreases in rent subsequent to June 30, 2004. Total free rent for leases in place as of June 30, 2004, for the period from July 1, 2004 to June 30, 2005 are approximately $35.7 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

(f)	Management offices and building use square footage are included with $0 rent per square foot.

Equity Office Properties Trust
Total Office Portfolio Rent Expiration by Market 2004 to 2006
June 30, 2004

	Percentage of Total Office Portfolio Rent Expiring (a)
	Expiration Year
Market	2004	2005	2006	Total
Boston	0.54%	1.16%	0.93%	2.63%
San Francisco	0.38%	1.79%	1.17%	3.34%
San Jose	0.42%	1.47%	1.09%	2.98%
New York	0.12%	0.22%	0.37%	0.71%
Los Angeles	0.29%	0.92%	0.86%	2.07%
Seattle	0.39%	0.96%	0.73%	2.08%
Chicago	0.43%	0.97%	1.20%	2.60%
Washington D.C.	0.32%	0.54%	0.67%	1.53%
Atlanta	0.14%	0.44%	1.20%	1.78%
Orange County	0.29%	0.82%	0.65%	1.75%

(a)	Based on annualized rent as a percentage of total office rental revenues. Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0, the first monthly rent payment due, under existing leases as of June 30, 2004, multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2004 without regard to any free rent and contractual increases or decreases in rent subsequent to June 30, 2004. Total free rent for leases in place as of June 30, 2004, for the period from July 1, 2004 to June 30, 2005 are approximately $35.7 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Office Lease Distribution by Size
June 30, 2004

		Percentage of
		Office Portfolio		Percentage of	Annualized Rent per
	Total Occupied	Occupied Square	Annualized Rent (in	Office Portfolio	Occupied Square
Square Feet Under Lease	Square Feet (a)	Feet	thousands) (b)	Annualized Rent (b)	Foot (b)
2,500 or Less	4,925,453	4.7%	$133,492	4.2%	$27.10
2,501 - 5,000	7,858,028	7.5%	$213,820	6.7%	$27.21
5,001 - 7,500	6,312,183	6.0%	$180,378	5.6%	$28.58
7,501 - 10,000	5,259,604	5.0%	$148,861	4.6%	$28.30
10,001 - 20,000	15,051,033	14.3%	$425,053	13.2%	$28.24
20,001 - 40,000	17,451,672	16.6%	$523,120	16.3%	$29.98
40,001 - 60,000	10,320,398	9.8%	$319,889	10.0%	$31.00
60,001 - 100,000	11,075,602	10.5%	$348,244	10.9%	$31.44
100,001 or Greater	26,906,341	25.6%	$916,560	28.6%	$34.06

Total/Weighted Average	105,160,314	100.0%	$3,209,417	100.0%	$30.26

(a) Reconciliation for total net rentable square feet for Office Properties is as follows:

	Square Footage	Percent of Total
Square footage occupied by tenants	105,160,314	85.5%
Square footage used for management offices and building use	895,157	0.7%

Total occupied square feet	106,055,471	86.3%

Leased and unoccupied square feet	2,522,515	2.1%
Unleased square feet	14,358,413	11.7%

Total rentable square feet	122,936,399	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2004 without regard to any free rent and contractual increases or decreases in rent subsequent to June 30, 2004. Total free rent for leases in place as of June 30, 2004, for the period from July 1, 2004 to June 30, 2005 are approximately $35.7 million. We believe Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources.

Equity Office Properties Trust
Office Portfolio Distribution by Industry
June 30, 2004

			Percentage of Office
		Occupied Square	Portfolio Occupied
NAICS Code	Classification	Feet	Square Feet
541	Professional, Scientific and Technical Services	35,272,417	33.3	%(a)
521-525	Finance and Insurance	26,816,440	25.3	%(b)
511-514	Information	10,317,690	9.7	%(c)
311-339	Manufacturing	6,324,336	6.0%
921-928	Public Administration	4,031,010	3.8%
561-562	Administrative and Support and Waste Management and Remediation Services	3,406,282	3.2%
531-533	Real Estate, Rental and Leasing	2,777,951	2.6%
441-454	Retail Trade	1,968,010	1.9%
621-624	Health Care and Social Assistance	1,626,571	1.5%
421-422	Wholesale Trade	1,596,875	1.5%
811-824	Other Services (except Public Administration)	1,575,572	1.5%
211-213	Mining	1,549,225	1.5%
711-713	Arts, Entertainment and Recreation	1,405,161	1.3%
721-722	Accommodation and Food Services	1,155,471	1.1%
611	Educational Services	1,147,528	1.1%
233-235	Construction	1,050,043	1.0%
221	Utilities	608,961	0.6%
111-115	Agriculture, Forestry, Fishing and Hunting	126,716	0.1%
481-493	Transportation and Warehousing	124,768	0.1%
551	Management of Companies and Enterprises	86,255	0.1%
Other	Non-classified	3,088,189	2.9%

Total Occupied Square Feet		106,055,471	100.0%

(a) Professional, Scientific and Technical Services includes the following:

5411	Legal Services	14,740,439	13.9%
5412	Accounting, Tax Preparation, Bookkeeping and Payroll Services	3,503,318	3.3%
5413	Architectural, Engineering, and Related Services	2,194,427	2.1%
5415	Computer Systems Design and Related Services	5,021,404	4.7%
5416	Management, Scientific and Technical Consulting Services (Marketing Consulting Services)	6,707,412	6.3%
	Other Professional, Scientific and Technical Services	3,105,417	2.9%

	Total Professional, Scientific and Technical Services	35,272,417	33.3%

(b) Finance and Insurance includes the following:

523	Securities, Commodity Contracts and Other Financial Investments and Related Activities	8,339,247	7.9%
524	Insurance Carriers and Related Activities	6,983,736	6.6%
5221	Depository Credit Intermediation (Banks, S&Ls, Credit Unions)	6,608,559	6.2%
	Other Finance and Insurance	4,884,898	4.6%

	Total Finance and Insurance	26,816,440	25.3%

(c) Information includes the following:

511	Publishing Industries	4,417,546	4.2%
5133	Telecommunications	3,968,214	3.7%
	Other Information	1,931,930	1.8%

	Total Information	10,317,690	9.7%

Equity Office Properties Trust
Industrial Property Statistics by Region
June 30, 2004

		Rentable	Percent of Industrial		Annualized Rent for	Percent of	Annualized Rent
	Number of	Square	Portfolio Rentable	Percent	occupied square feet	Industrial Portfolio	Occupied per
Primary Market	Buildings	Feet	Square Feet	Occupied (a)	(in thousands) (b)	Annualized Rent	Square Foot (a)
Los Angeles	1	130,600	3.8%	82.1%	$391	1.8%	$3.64
Oakland-East Bay	23	2,308,893	66.4%	90.6%	12,900	58.3%	$6.77
San Jose	13	1,037,691	29.8%	83.4%	8,822	39.9%	$10.19

Total/Weighted Average	37	3,477,184	100%	88.1%	$22,112	100%	$7.68

(a)	Occupied	Leased	Vacant	Total
Los Angeles	82.1%	0.0%	17.9%	100.0%
Oakland-East Bay	90.6%	0.0%	9.4%	100.0%
San Jose	83.4%	4.2%	12.4%	100.0%

Total	88.1%	1.2%	10.6%	100.0%

(b)	Annualized rent is the monthly contractual rent as of the reporting date, or if the current rent payable is $0 then the first monthly rent payment due, under existing leases as of June 30, 2004 multiplied by 12 months (“Annualized Rent”). This amount reflects total base rent and estimated expense reimbursements from tenants as of June 30, 2004 without regard to any free rent and contractual increases or decreases in rent subsequent to June 30, 2004. Total free rent for leases in place as of June 30, 2004, for the period from July 1, 2004 to June 30, 2005 are approximately $.07 million. Equity Office believes Annualized Rent is a useful measure because this information can be used for comparison to current market rents as published by various third party sources such as Torto Wheaton and CoStar.

Forward-Looking Statements

Certain matters discussed in this release are forward-looking statements within the meaning of the federal securities laws. Although Equity Office believes the expectations reflected in these forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of performance, and Equity Office can give no assurance that its expectations will be realized. Actual results may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Equity Office’s ability to control or predict. Among these risks and uncertainties are changes in general economic conditions; the extent, duration and strength of any economic recovery; the extent of any tenant bankruptcies and insolvencies; Equity Office’s ability to maintain occupancy and to timely lease or re-lease space at anticipated net effective rents, calculated after giving effect to any required tenant improvement and leasing costs as well as free rent; the amount of lease termination fees, if any; the cost and availability of debt and equity financing; Equity Office’s ability to dispose of certain of its assets from time to time on acceptable terms; the effect of any impairment charges associated with asset dispositions or market conditions; Equity Office’s ability to realize anticipated cost savings and to otherwise create and realize economic benefits of scale; Equity Office’s ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in Equity Office’s filings with the SEC, including its 2003 Form 10-K and Form 8-K filed with the SEC on March 22, 2004. Equity Office assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.